Exhibit 10.2
Third Omnibus Amendment Agreement
This Third Omnibus Amendment Agreement, dated as of January 23, 2023 (this “Amendment”), is by and among Norfolk Southern Railway Company, a Virginia corporation, as Lessee (together with its permitted successors and assigns, in its capacity as Lessee, “Lessee”); Norfolk Southern Corporation, a Virginia corporation, as Guarantor (“Guarantor”); BA Leasing BSC, LLC, a Delaware limited liability company, as Lessor (“Lessor”); Bank of America, N.A., not in its individual capacity, except as expressly stated herein, but solely as Administrative Agent (“Administrative Agent”) and the persons listed on the signature pages hereto as Rent Assignees (each, a “Rent Assignee”, and collectively, the “Rent Assignees”).
Whereas, Lessee, Lessor, Administrative Agent and Rent Assignees are parties to that certain Participation Agreement, dated as of March 1, 2019 (as amended, modified and/or otherwise supplemented from time to time, the “Participation Agreement”);
Whereas, Lessor, the Administrative Agent and the Rent Assignees are party to that certain Rent Assignment Agreement, dated as of March 1, 2019 (as amended, modified and/or otherwise supplemented from time to time, the “Rent Assignment Agreement”);
Whereas, Guarantor is party to that certain Guaranty, dated as of March 1, 2019 (as amended, modified and/or otherwise supplemented from time to time, the “Guaranty”), in favor of the Beneficiaries (as defined therein);
Whereas, Lessee has requested that Lessor, the Rent Assignees and the Administrative Agent amend certain terms set forth in the Participation Agreement and the Rent Assignment Agreement, and Lessor, the Rent Assignees and the Administrative Agent are willing to amend such terms, on the terms and conditions set forth in this Amendment.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:
    Section 1.    Definitions; Incorporation of Recitals. Each capitalized term used but not otherwise defined herein has the meaning assigned to it in Appendix 1 to the Participation Agreement, as amended hereby. Any reference herein to any Operative Document or to any other defined term shall mean and be a reference to such Operative Document or defined term as set forth in the Participation Agreement and such Operative Document. Each reference in this Amendment to the Operative Documents, or to any individual Operative Document, shall mean the Operative Documents or such individual Operative Document as amended or otherwise modified by this Amendment. All of the Recitals to this Amendment, including the terms defined therein, are hereby made a part of the agreements contained herein as if fully set forth herein. This Amendment shall be an Operative Document.
    Section 2.    Amendments to the Operative Documents. From and after the date of this Amendment, but subject to the satisfaction of the conditions set forth in Section 4, each of Lessee, Guarantor, Lessor, the Rent Assignees and the Administrative Agent hereby agree that the Participation Agreement and the Rent Assignment Agreement shall be amended as follows:
(a)Section 14.1 of the Participation Agreement is hereby deleted in its entirety and the following is substituted therefor:
Third Omnibus Amendment (Norfolk Southern) 4882-3336-7610 v8.doc
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    Section 14.1.    Term SOFR Rate Lending Unlawful. If any Participant shall reasonably determine (which determination shall, upon notice thereof to the Lessee and the Participants, be conclusive and binding on the Lessee and which notice shall be withdrawn whenever the applicable circumstances no longer exist) that the introduction of or any change in or in the interpretation of any applicable law makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Participant to make available, continue or maintain any Rent Assignment Contribution or Lessor Amount that bears Yield based upon the Term SOFR Rate, as the case may be, the obligation of such Participant to make available, continue or maintain any such Rent Assignment Contribution or Lessor Amount, as the case may be, on a Term SOFR Rate basis shall, upon such determination, forthwith be suspended (unless such Participant determines in its sole discretion that it can continue to make any Rent Assignment Contribution or Lessor Amount based upon the Term SOFR Rate at one of its lending offices where such action would not be deemed unlawful) until such Participant shall notify the Lessee and Lessor that the circumstances causing such suspension no longer exist and, to the extent required by any such introduction of or change in or in the interpretation of any law, all Rent Assignment Contributions and Lessor Amount, as the case may be, of such Participant shall automatically accrue Yield at the Alternate Base Rate (unless and until a Successor Rate has been determined in accordance with Section 14.10(b)) either (a) on the last day of the then current Interest Period applicable to such Rent Assignment Contribution or Lessor Amount, as the case may be, if such Participant may lawfully continue to maintain and fund such Rent Assignment Contribution or Lessor Amount, or (b) immediately if such Participant shall determine that it may not lawfully continue to maintain and fund such Rent Assignment Contribution or Lessor Amount, as the case may be, to such day or sooner, if required by such law or assertion.
(b)Section 14.2 of the Participation Agreement is hereby deleted in its entirety and substituted with “[Intentionally omitted.]”.
(c)The reference to “LIBO Rate” in Section 14.7 of the Participation Agreement is hereby deleted and substituted with “Term SOFR Rate”.
(d)The reference to “LIBO Rate” in Section 14.9 of the Participation Agreement is hereby deleted and substituted with “Term SOFR Rate”.
(e)Section 14.10 of the Participation Agreement is hereby deleted in its entirety and the following is substituted therefor:
Section 14.10.    Inability to Determine Rates.
(a)    If (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (x) no Successor Rate has been determined in accordance with Section 14.10(b), and the circumstances under clause (i) of Section 14.10(b) or the Scheduled Unavailability Date has occurred, or (y) adequate and reasonable means do not otherwise exist for determining Term SOFR for any Interest Period, or (ii) the Administrative Agent or the Required Participants determine that for any reason that Term SOFR for any Interest Period does not adequately and fairly reflect the cost to such Participants of their Funding, then the Administrative Agent will promptly so notify the Lessee and each Participant.
Thereafter, the obligation of the Participants to maintain the Fundings at the Term SOFR Rate shall be suspended (to the extent of the affected Fundings or Interest Periods) until the Administrative Agent (or, in the case of a determination by the Required Participants described in clause (ii) of this Section 14.10(a), until the Administrative Agent upon the instruction of the Required Participants) revokes such notice, and any such Funding (to the extent of the affected Fundings or Interest Periods) shall bear Yield on an Alternate Base Rate basis (unless and until a Successor Rate has been determined in accordance with Section 14.10(b)).
(b)     Replacement of Term SOFR or Successor Rate. Notwithstanding anything to the contrary in this Participation Agreement or any other Operative Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Lessee or Required Participants notify the Administrative Agent (with, in the case of the Required Participants, a copy to the Lessee) that the Lessee or Required Participants (as applicable) have determined, that:
(i)     adequate and reasonable means do not exist for ascertaining Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)     CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide Term SOFR after such specific date (the latest date on which Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”);
then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period for Yield calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Operative Document with Daily Simple SOFR plus the SOFR Adjustment for any payment period for Yield calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Participation Agreement or any other Operative Document (the “Successor Rate”).

    If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all Yield payments will be payable on a monthly basis on the applicable Payment Date.
    Notwithstanding anything to the contrary herein or in any other Operative Document, (x) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (y) if the events or circumstances of the type described in Section 14.10(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Lessee may amend this Participation Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 14.10 at the end of any Interest Period with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. (New York City time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Participants and the Lessee unless, prior to such time, Participants comprising the Required Participants have delivered to the Administrative Agent written notice that such Required Participants object to such amendment. If no Successor Rate is agreed to by Administrative Agent and Lessee, the Rent Assignment Contribution Amount and the Lessor Amount will be deemed to bear Yield on an Alternate Base Rate basis until a Successor Rate is so agreed to by Administrative Agent and Lessee. The Administrative Agent will promptly (in one or more notices) notify the Lessee and each Participant of the implementation of any Successor Rate.
    Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
    Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than 0%, the Successor Rate will be deemed to be 0% for the purposes of this Participation Agreement and the other Operative Documents.
    In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Operative Document, any amendments implementing such

Conforming Changes will become effective without any further action or consent of any other party to this Participation Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Lessee and the Participants reasonably promptly after such amendment becomes effective.
(f)Section 16.10 of the Participation Agreement is hereby deleted in its entirety and the following is substituted therefor:
Section 16.10.    Yield Rates. The Administrative Agent does not warrant, or accept responsibility for, nor shall the Administrative Agent have any liability with respect to, the administration or submission of or any other matter related to the rates in the definition of “Term SOFR Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including, without limitation, any Successor Rate) or the effect of any of the foregoing, or of any Conforming Changes.
(g)The definitions of “Applicable Funding Office”, “Break Costs”, “Business Day”, “Series A Yield Rate”, “Series B Yield Rate”, “SOFR” and “Term SOFR” are each hereby deleted from Appendix 1 to the Participation Agreement and the following are substituted, as applicable, therefor:
“Applicable Funding Office” means, for each Participant, the office of such Participant set forth as the Applicable Funding Office for such Participant on Schedule III to the Participation Agreement, as applicable, or such other office of such Participant (or of an Affiliate of such Participant) as such Participant may from time to time specify to the Administrative Agent and Lessee by written notice as the office from which its Rent Assignment Contributions or Lessor Amount, as applicable, accruing Yield at the Term SOFR Rate are made available and maintained.
“Break Costs” means an amount equal to the amount, if any, required to compensate Lessor or any Rent Assignee for any additional losses (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or funds acquired by Lessor or any Rent Assignee to fund its obligations under the Operative Documents) it may reasonably incur as a result of (w) the exercise by Lessor of the purchase option set forth in Section 2.9 of the Rent Assignment Agreement, (x) Lessee’s payment of Basic Rent or the Lease Balance other than on a Payment Date, (y) [omitted] or (z)  as a result of any conversion of the Term SOFR Rate during an Interest Period pursuant to and in accordance with the Operative Documents. A statement as to the amount of such loss, cost or expense, prepared in good faith and in reasonable detail and submitted by Lessor or any Rent Assignee, as the case may be, to Lessee, shall be presumed correct absent demonstrable error.
“Business Day” means (a) each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banks in any of Atlanta, Georgia and New York, New York are generally authorized or obligated, by law or executive order, to close and (b) relative to any determination of the Term SOFR Rate, any day which is a U.S. Government Securities Business Day.
“Series A Yield Rate” means, with respect to any Interest Period (A) the sum of the Term SOFR Rate for such Interest Period, plus the Applicable Margin for the Rent Assignment Contribution Commitment, and (B) if the provisions of Section 14.1 or Section 14.10 of the Participation Agreement for such Interest Period shall apply, the Alternate Base Rate or the Successor Rate, as applicable, plus, in the case of the Successor Rate, the Applicable Margin for the Rent Assignment Contribution Commitment.
“Series B Yield Rate” means, with respect to any Interest Period (A) the sum of the Term SOFR Rate for such Interest Period, plus the Applicable Margin for the Lessor Commitment, and (B) if the provisions of Section 14.1 or Section 14.10 of the Participation Agreement for such Interest Period shall apply, the Alternate Base Rate or the Successor Rate, as applicable, plus in the case of the Successor Rate, the Applicable Margin for the Lessor Commitment.
“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).
“Term SOFR” means for any Interest Period with respect to any Fundings bearing Yield by reference to the Term SOFR Rate, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. (New York City time) on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto.
(h)The following definitions are hereby inserted into Appendix 1 to the Participation Agreement in appropriate alphabetical order:
“CME” means CME Group Benchmark Administration Limited.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of the Participation Agreement and any other Operative Document).
“Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source selected by the Administrative Agent in its reasonable discretion).
“SOFR Adjustment” with respect to Daily Simple SOFR means 0.10% (10 basis points); and with respect to Term SOFR means 0.10% (10 basis points).
“Successor Rate” is defined in Section 14.10 of the Participation Agreement.
“Term SOFR Rate” means the sum of (a) Term SOFR plus (b) the SOFR Adjustment; provided that if Term SOFR determined in accordance with the foregoing would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of the Participation Agreement.
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time in its reasonable discretion).
“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.
(i)The definitions of “Adjustment”, “LIBO Rate”, “LIBOR Screen Rate” “LIBOR Successor Rate”, “LIBOR Successor Rate Conforming Changes”, “Relevant Governmental Body” and “SOFR-Based Rate” are deleted from Appendix 1 to the Participation Agreement.
(j)The reference to “LIBO Rate” set forth in Section 2.1 of the Rent Assignment Agreement is hereby deleted and “Term SOFR Rate” is substituted therefor.
(k)The reference to “LIBO Rate” set forth in Section 2.6 of the Rent Assignment Agreement is hereby deleted and “Term SOFR Rate” is substituted therefor.
    Section 3.    Representations.
    (a)    Lessee by its execution of this Amendment hereby represents and warrants that, as of the date hereof and as of the effectiveness of this Amendment:
(i)    each of the representations and warranties of Lessee in Section 8.2 of the Participation Agreement (other than Section 8.2(d)) and in each of the other Operative

Documents are true and correct in all material respects, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date; and
(ii)    there has been no Default, Event of Default, Force Majeure Event, Event of Loss or Material Environmental Violation.
    (b)    Guarantor by its execution of this Amendment hereby represents and warrants that, as of the date hereof and as of the effectiveness of this Amendment, each of the representations and warranties set forth in Section 7 of the Guaranty (other than Section 7(d)(ii) and Section 7(e)) are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.
    Section 4.     Closing Conditions. The effectiveness of this Amendment is conditioned upon the satisfaction or waiver of all of the conditions precedent set forth in this Section 4:
    (a)    Administrative Agent shall have received executed counterparts of this Amendment from Lessee, Guarantor, Lessor and each Rent Assignee;
    (b)    No event shall exist that constitutes a Default, an Event of Default, Force Majeure Event, an Event of Loss or Material Environmental Violation;
    (c)    Lessee’s representations set forth in Section 3(a) shall be true and correct on and as of the date hereof;
    (d)    Guarantor’s representations set forth in Section 3(b) shall be true and correct on and as of the date hereof; and
    (e)    All proceedings taken in connection with the transactions contemplated by this Amendment and all documents necessary to the consummation thereof or which are addressed to the Lessor shall be in form and substance reasonably satisfactory to the Lessor and its counsel, and all legal matters in connection with the transaction contemplated hereby shall be reasonably satisfactory to counsel for the Lessor.
    Section 5.     Guarantor Reaffirmation. Guarantor, by its execution of this Amendment, hereby reaffirms its obligations under the Guaranty and waives any defense which might arise due to the execution and delivery of this Amendment and the performance of the terms hereof.
    Section 6.    Further Assurances.    Each of the parties hereto hereby agrees to execute any and all further documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to give effect to this Amendment.
    Section 7.    Miscellaneous.

(a)    Lessee hereby agrees to pay all reasonable costs and expenses, including reasonable and documented attorneys’ fees, incurred by Lessor in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents, instruments and agreements in connection therewith.
(b)    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York including Section 5-1401 of the New York General Obligations Law and all matters of construction, validity and performance without regard, however to other principles of conflicts law.
(c)    Sections 15.12 (Submission to Jurisdiction) and 15.13 (Waiver of Jury Trial) of the Participation Agreement are hereby incorporated herein as if set forth herein.
(d)    This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.
(e)    Section headings in this Amendment are included for convenience of reference only and are not part of this agreement for any other purpose.
(f)    Each Participant, by its execution of this Amendment, hereby consents and agrees to the matters set forth herein, requests and directs Administrative Agent to execute, deliver and perform this Amendment and any other documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to give effect to this Amendment and to take any and all actions as may be necessary or convenient to effect the transactions contemplated hereby and/or thereby.
(g)    From and after the date of this Amendment, but subject to the satisfaction of the conditions set forth in Section 4, (i) each reference to the Participation Agreement or the Rent Assignment Agreement in any Operative Document (including in any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Participation Agreement or the Rent Assignment Agreement as amended by this Amendment, and (ii) each reference in the Participation Agreement or the Rent Assignment Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Operative Documents to the Participation Agreement or the Rent Assignment Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Participation Agreement or the Rent Assignment Agreement, as amended by this Amendment. Except as expressly amended hereby or specifically consented to above, all of the terms and provisions of the Operative Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
    Section 8.    Electronic Signatures.
(a)    This Amendment, any Operative Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment or any Operative Document (each a “Communication”), including Communications required to be in writing, may, if agreed by the Lessor and Administrative

Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent, Lessor and each of the Rent Assignees of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format for transmission, delivery and/or retention. The Administrative Agent, Lessor and each of the Rent Assignees may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent, Lessor and each of the Rent Assignees shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of Lessee or Guarantor without further verification and regardless of the appearance or form of such Electronic Signature and (b) upon the request of the Administrative Agent, Lessor or any Rent Assignee, any Communication executed using any Electronic Signature shall be promptly followed by a manually executed, original counterpart.  For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
(b)    Neither the Administrative Agent nor Lessor shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Operative Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s or Lessor’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent and Lessor shall be entitled to rely on, and shall incur no liability under or in respect of this Amendment or any other Operative Document by acting upon, any Communication or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Operative Documents for being the maker thereof).
(c)    Each of the parties hereto hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment and/or any other Operative Document based solely on the lack of paper original copies of this Amendment and/or such other

Operative Document, and (ii) any claim against the Administrative Agent, Lessor or and each Rent Assignee for any liabilities arising solely from the Administrative Agent’s, Lessor’s and/or any Rent Assignee’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Lessee or Guarantor to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
(d)    Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment and any other Communication through electronic means and there are no restrictions on doing so in that party’s constitutive documents.
(e)    Notwithstanding anything to the contrary in any Operative Document, for any Payment Date occurring on or prior to January 23, 2023, Yield shall be calculated and paid in accordance with applicable provisions of the Operative Documents, as in effect prior to the date of this Amendment.

[signature pages follow]

In Witness Whereof, the parties hereto have executed and delivered this Amendment as of the date first written above.

Norfolk Southern Railway Company, as Lessee

By: /s/ Christopher R.Neikirk
Name: Christopher R.Neikirk
Title: Vice President &Treasurer

[Signature Page to Third Omnibus Amendment Agreement (Norfolk Southern)]

Norfolk Southern Corporation, as Guarantor

By: /s/ Christopher R.Neikirk
Name: Christopher R.Neikirk
Title: Vice President &Treasurer

[Signature Page to Third Omnibus Amendment Agreement (Norfolk Southern)]

Bank of America, N.A., not in its individual capacity, but solely as Administrative Agent

By: /s/ Teresa Weirath
Name: Teresa Weirath
Title: Vice President

[Signature Page to Third Omnibus Amendment Agreement (Norfolk Southern)]

BA Leasing BSC, LLC, as Lessor and as Rent Assignee

By: /s/ Denise C. Simpson
Name: Denise C. Simpson
Title:Vice President

[Signature Page to Third Omnibus Amendment Agreement (Norfolk Southern)]

Capital One, National Association, as Rent Assignee

By: /s/ William Panagis
Name: William Panagis
Title: Duly Authorized Signatory
[Signature Page to Third Omnibus Amendment Agreement (Norfolk Southern)]

PNC Equipment Finance, LLC, as Rent Assignee

By: /s/ Samuel E. Hacie II
Name: Samuel E. Hacie II
Title: Senior Vice President

[Signature Page to Third Omnibus Amendment Agreement (Norfolk Southern)]

SMBC Leasing and Finance, Inc., as Rent Assignee

By: /s/ Stephen R. Decly
Name:Stephen R. Decly
Title: President

[Signature Page to Third Omnibus Amendment Agreement (Norfolk Southern)]

U.S. Bank National Association, as Rent Assignee

By:/s/ Eric M. Herm
Name:Eric M. Herm
Title: Assistant Vice President
[Signature Page to Third Omnibus Amendment Agreement (Norfolk Southern)]

Wells Fargo Bank, N.A., as Rent Assignee

By: /s/ Mylissa Merten
Name: Mylissa Merten
Title: Vice President

[Signature Page Third Omnibus Amendment Agreement (Norfolk Southern)]